                                                                   EXHIBIT 3.2


                    ADMISSION OF NEW PARTNERS AND AMENDMENT
                        TO LIMITED PARTNERSHIP AGREEMENT

          This Admission of New Partners and Amendment to Limited Partnership Agreement (referred to as the "Admission and Amendment") is entered into as of the 20th day of December, 2000, by and between Arden Realty Limited Partnership, a Maryland limited partnership (the "Partnership") and the persons identified as the "New Partners" on Exhibit A attached hereto.

                                    RECITALS

          A. The Partnership was formed pursuant to an Agreement of Limited Partnership dated May 20, 1996, which was amended and restated on October 9, 1996, again amended and restated on September 7, 1999, and again amended on July 24, 2000 (collectively, the "Partnership Agreement"). The general partner of the Partnership is Arden Realty, Inc., a Maryland corporation (hereinafter the "Company" or the "General Partner"). All capitalized terms contained herein, unless otherwise defined herein, shall have the meanings provided in the Partnership Agreement.

          B. Section 11.3 of the Partnership Agreement provides that any Limited Partner of the Partnership may transfer any or all of its partnership interest to a trust, all of the beneficiaries of which consist of such Limited Partner or such Limited Partner's immediate family members.

          C. The persons identified as "Transferring Partners" on Exhibit A hereto are Limited Partners who wish to transfer their respective partnership interests to the "New Partners," each of which are trusts, all of the beneficiaries of which consist of the respective Transferring Partner and her immediate family members.

          D. The Transferring Partners have entered into that certain Contribution Agreement, dated July 24, 2000 (the "Contribution Agreement"), pursuant to which the Transferring Partners became Limited Partners of the Partnership.

          E. Each Transferring Partner has entered into, with its respective New Partner, an Assignment and Assumption of Partnership Interests of even date herewith, pursuant to which the Transferring Partners have assigned their entire respective partnership interests to the corresponding New Partner, and the New Partners have agreed to perform and be bound by the terms, covenants and conditions of the Partnership Agreement and the Contribution Agreement.

          NOW THEREFORE, in consideration of the foregoing, of the covenants, promises and undertakings set forth herein, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Partnership and the New Partners hereby agree as follows:

          1. Transfer of Common Units. On January 1, 2001, the New Partners shall become Substitute Limited Partners of the Partnership pursuant to Sections
11.3 and 11.4 of the

Partnership Agreement and shall receive from the Transferring Partners the corresponding number of Common Units set forth in Section 4 hereof.

          2. Admission as Substitute Limited Partners. By its signature hereto on behalf of the Partnership and all of the Partners thereof, the Company, as general partner of the Partnership, hereby consents to the admission of the New Partners as Substitute Limited Partners on January 1, 2001.

          3. Agreement to Become Substitute Limited Partners. The New Partners hereby agree to become Substitute Limited Partners and agree to be bound by all the terms and conditions of, and to make the representations and warranties set forth in (a) the Partnership Agreement as amended to date and (b) the Contribution Agreement.

          4. Amendment of Exhibit A. Exhibit A to the Partnership Agreement is hereby amended to delete the following:


                                              Agreed Value of
        Name and Address             Cash       Contributed          Total       Partnership
           of Partner            Contribution    Property*       Contributions      Units
           -----------           ------------  ---------------   -------------   ------------
COMMON UNITS


Limited Partners
--------------------------------------------------------------------------------------------
Johnny Ruth Harrison             $         0      $68,596.55      $68,596.55     2981.162357
24452 Park Granada
Calabasas, CA  91302
Fax No.:
----------------------------------------------------------------------------------------------
Elisa Wiley Harrison             $         0   $148,883.99     $148,883.99     6470.403508
c/o C.H. Finnie,
1582 Lewiston Drive
Sunnyvale, CA  94087
Fax No.:
----------------------------------------------------------------------------------------------

                  and to add the following:

                                              Agreed Value of
        Name and Address             Cash       Contributed          Total       Partnership
           of Partner            Contribution    Property*       Contributions      Units
           -----------           ------------  ---------------   -------------   ------------

COMMON UNITS






Limited Partners
----------------------------------------------------------------------------------------------

Johnny Ruth Harrison, Trustee of    $      0    $68,596.55      $68,596.55     2981.162357
the Johnny Ruth Harrison Family
Trust dated August 21, 1992
24452 Park Granada
Calabasas, CA  91302
----------------------------------------------------------------------------------------------

Elisa Wiley Harrison, Trustee of     $     0   $148,883.99     $148,883.99     6470.403508
the Elisa Wiley Harrison Family
Trust dated August 18, 1998
c/o C.H. Finnie,
1582 Lewiston Drive
Sunnyvale, CA  94087
----------------------------------------------------------------------------------------------



     5. Power of Attorney.


          (a) The New Partners constitute and appoint the General Partner, any Liquidator (as defined in the Partnership Agreement), and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

               (1) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (i) all certificates, documents and other instruments (including, without limitation, the Partnership Agreement and the Certificate of Limited Partnership of the Partnership and all amendments or restatements thereof) that the General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the Limited Partners have limited liability) in the State of Maryland and in all other jurisdictions in which the Partnership may conduct business or own property; (ii) all instruments that the General Partner or any Liquidator deems appropriate or necessary to reflect any amendment, change, modification or restatement of the Partnership Agreement in accordance with its terms; (iii) all conveyances and other instruments or documents that the General Partner or any Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of the Partnership Agreement, including, without limitation, a certificate of cancellation; (iv) all instruments relating to the admission, withdrawal, removal or substitution of any Partner (as defined in the Partnership Agreement) pursuant to, or other events described in, Article 11, 12 or 13 of the Partnership Agreement or the Capital Contribution (as defined in the Partnership Agreement) of any Partner; and (v) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of Partnership Interests; and

               (2) execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner or any Liquidator, to make, evidence, give, (3) confirm or ratify any vote, consent, approval, agreement, or other action which is made or given by the Partners under the Partnership Agreement or is consistent with the terms of the Partnership Agreement or appropriate or necessary, in the sole discretion of the General Partner or any Liquidator, to effectuate the terms or intent of this Admission and Amendment or the Partnership Agreement.

Nothing contained herein shall be construed as authorizing the General Partner or any Liquidator to amend the Partnership Agreement except in accordance with
Article 14 thereof or as may be otherwise expressly provided for in the Partnership Agreement.

          (b) The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the New Partners will be relying upon the power of the General Partner and any Liquidator to act as contemplated by the Partnership Agreement in any filing or other action by it on behalf of the Partnership and it shall survive and not be affected by the subsequent Incapacity of any New Partner or its Assignee and the transfer of all or any portion of such New Partner's or such Assignee's Common Units and shall extend to each New Partner's heirs, successors, assigns and personal representatives. The New Partners hereby agree to be bound by any representation made by the General Partner or any Liquidator, acting in good faith pursuant to such power of attorney; and each of the New Partners or any Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner or any Liquidator, taken in good faith under such power of attorney. The New Partners shall execute and deliver to the General Partner or any Liquidator, within 15 days after receipt of the General Partner's or Liquidator's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator, as the case may be, deems necessary to effectuate the Partnership Agreement, this Admission and Amendment and the purposes of the Partnership.

     6. Partnership Distributions and Allocations.

          (a) Distributions. The New Partners shall be entitled to distributions based on the number of Common Units held by the New Partners on the applicable Partnership Record Dates in accordance with Article 5 and Section 11.6.D of the Partnership Agreement.

          (b) Allocations of Income and Loss. Each New Partner shall be allocated Net Income or Net Loss in accordance with its Percentage Interest in the Partnership, in accordance with Article 6 and Section 11.6.D of the Partnership Agreement.

     7. Trust Status. Each New Partner represents that it is a "grantor trust" under Section 671 et seq. of the Internal Revenue Code of 1986, as amended, and that its sole grantor (or owner) is its respective transferring partner. Each New Partner agrees to promptly notify the Partnership of any change in this treatment and of the facts relating to any such change. Each New Partner agrees that neither it nor its grantor will take any action that would cause the Partnership to violate Section 2.6 of the Partnership Agreement.

     8. Miscellaneous.

          (a) In the event of any conflict between the Partnership Agreement and this Admission and Amendment, the provisions of this Admission and Amendment shall supersede any and all conflicting or different provisions contained within the Partnership Agreement. Any amendments to this Admission and Amendment, including, without limitation, any amendments affecting the transferability of the Common Units, must be executed by both parties hereto in order to be effective. This Admission and Amendment shall be deemed to be an amendment to the Partnership Agreement.

          (b) This Admission and Amendment may be executed in any number of counterparts and each such counterpart shall be deemed to be an original, but all of which, when taken together, shall constitute one agreement.


                            [Signature Page Follows]

          IN WITNESS WHEREOF, the parties have entered into this Admission and Amendment as of the date and year first written above.


                            "THE PARTNERSHIP"

                            ARDEN REALTY LIMITED PARTNERSHIP,
                            a Maryland limited partnership

                            By:      ARDEN REALTY, INC.
                                     a Maryland corporation
                                     Its General Partner


                                     By:      /s/ Richard S. Davis
                                              -------------------------------
                                     Name:    Richard S. Davis
                                              -------------------------------
                                     Its:     Co-Chief Financial Officer
                                              -------------------------------

                            Limited Partners

                            By:      ARDEN REALTY, INC.
                                     a Maryland corporation, on behalf of the
                                     limited partners pursuant to the Power of
                                     Attorney set forth in Section 2.4 of the
                                     Partnership Agreement


                                     By:      /s/ Richard S. Davis
                                              -------------------------------
                                     Name:    Richard S. Davis
                                              -------------------------------
                                     Its:     Co-Chief Financial Officer
                                              -------------------------------



                            "THE NEW PARTNERS"


                            By:    /s/ Johnny Ruth Harrison
                                   ------------------------------------------
                                   Johnny Ruth Harrison, Trustee of the
                                   Johnny Ruth Harrison Family Trust dated
                                   August 21, 1992

                  [Signature Page Continues on Following Page]

                                   By:    /s/ Elisa Wiley Harrison
                                       -------------------------------------
                                       Elisa Wiley Harrison, Trustee of the
                                       Elisa Wiley Harrison Family Trust dated
                                       August 18, 1998

                                    EXHIBIT A



---------------------------------------- -------------------------------------- --------------------------------------

         TRANSFERRING PARTNERS                       NEW PARTNERS                      NUMBER OF COMMON UNITS
---------------------------------------- -------------------------------------- --------------------------------------
Johnny Ruth Harrison                     Johnny Ruth Harrison, Trustee of the                2981.162357
                                         Johnny Ruth Harrison Family Trust
                                         dated August 21, 1992

24452 Park Granada                       24452 Park Granada
Calabasas, CA  91302                     Calabasas, CA  91302


---------------------------------------- --------------------------------------  --------------------------------------
Elisa Wiley Harrison                     Elisa Wiley Harrison, Trustee of the                6470.403508
                                         Elisa Wiley Harrison Family Trust
                                         dated August 18, 1998

c/o C.H. Finnie                          c/o C.H. Finnie
1582 Lewiston Drive                      1582 Lewiston Drive
Sunnyvale, CA  94087                     Sunnyvale, CA  94087

---------------------------------------- -------------------------------------- --------------------------------------

